Exhibit 99.1

Ivanhoe Energy Victorious in GAR Arbitration

CALGARY, March 18, 2014 /CNW/ - Ivanhoe Energy Inc. (TSX: IE) (NASDAQ: IVAN) announced a successful conclusion to the arbitration case with GAR Energy and Associates, Inc. (GAR Energy).  The case arose out of GAR Energy's allegations related to an engagement for consulting work in Colombia and Ecuador. Ivanhoe defended the case vigorously from the beginning, asserting that it had acted in accordance with its contractual and other duties in dealing with GAR Energy. Ivanhoe is gratified that, after considering all of the evidence, the arbitration panel agreed with the Company's position and exonerated Ivanhoe completely on all of GAR Energy's claims.

The case began on December 30, 2010, upon Ivanhoe's receipt of a demand for arbitration from GAR Energy.  The arbitration evidentiary hearing on the merits was held September 9-13, 2013 in Houston before a three-arbitrator panel.  The arbitration panel ruled on March 14th in favour of Ivanhoe on the merits, totally rejecting GAR Energy's claims.  The arbitration decision is binding and non-appealable. The Company was well represented by Baker Botts LLP.

Ivanhoe is now evaluating taking action to recover its attorneys' fees in defending the case.

Ivanhoe Energy is an independent international heavy oil exploration and development company focused on pursuing long-term growth in its reserves using advanced technologies, including its proprietary heavy oil upgrading process (HTL®). Core operations are in Canada, United States, and Ecuador, with business development opportunities worldwide. Ivanhoe Energy trades on the Toronto Stock Exchange with the ticker symbol IE and on the NASDAQ Capital Market with the ticker symbol IVAN. For more information about Ivanhoe Energy Inc. please visit www.ivanhoeenergy.com.

FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to the potential for commercialization and future application of the heavy oil upgrading technology and other technologies, statements relating to the continued advancement of Ivanhoe Energy's projects, statements relating to the timing and amount of proceeds of agreed upon and contemplated disposition transactions, statements relating to anticipated capital expenditures,  statements relating to the timing and success of regulatory review applications, and other statements which are not historical facts. When used in this document, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions relating to matters that are not historical facts are forward-looking statements.  Although Ivanhoe Energy believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements.  Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company's projects will experience technological and mechanical problems, new product development will not proceed as planned, the HTL® technology to upgrade bitumen and heavy oil may not be commercially viable, geological conditions in reservoirs may not result in commercial levels of oil and gas production, the availability of drilling rigs and other support services, uncertainties about the estimates of reserves, the risk associated with doing business in foreign countries, environmental risks, changes in product prices, our ability to raise capital as and when required, our ability to complete agreed upon and planned asset dispositions, competition and other risks disclosed in Ivanhoe Energy's 2013 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on EDGAR and the Canadian Securities Commissions on SEDAR.

SOURCE: Ivanhoe Energy Inc.

%CIK: 0001106935

For further information:

Ivanhoe Energy
Hilary McMeekin
Manager, Corporate Communications
(403) 817 1108
hmcmeekin@ivanhoeenergy.com

CO: Ivanhoe Energy Inc.

CNW 09:09e 18-MAR-14